Costamare Ventures Inc.-Additional information (Details) - Jun. 30, 2015	Total
Costamare Ventures Disclosure [Abstarct]:
Date of entry into Agreement	May 15, 2013
Subsidiary involved into agreement	Costamare Ventures Inc.
Range of participation of Costamare Ventures	between 25% and 75%
Term of the agreement in years	6
Number of jointly owned companies	15
Maximum investment amount by York (in millions of USD)	up to $250 million
Minimum investment amount by Costamare Ventures (in millions of USD)	minimum of $75 million
Option for maximum investment amount by Costamare Ventures (in millions of USD)	up to $240 million
Date of Restated Framework Agreement	May 18, 2015
Restated Framework agreement, commitment period	May 18, 2020
Restated Framework agreement, termination date	May 18, 2024 or upon the occurrence of certain extraordinary events.